--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                --------------


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                         Date of Report: February 3, 2003
                       --------------------------------
                       (Date of earliest event reported)


                                  MetLife, Inc.
                                  -------------
             (Exact name of registrant as specified in its charter)



 Delaware                                1-15787                  13-4075851
-----------------------------       ----------------         -------------------
(State or other jurisdiction        (Commission File         (I.R.S. Employer
of incorporation)                   Number)                  Identification No.)




              One Madison Avenue, New York, New York 10010-3690
              -------------------------------------------------
             (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:

                                 (212) 578-2211
                                 --------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Item 5. Other Information.

     The Bank of New York is trustee under the indenture, dated April 7, 2000, between MetLife, Inc. and The Bank of New York, pursuant to which MetLife, Inc. previously issued its debentures due May 15, 2005. As required by the terms of the agreements pursuant to which these debentures and 8% equity security units were originally issued at the time of its intitial public offering, MetLife, Inc. intends to conduct a remarketing under its Registration Statement on Form S-3 (No. 333-61282). Accordingly, The Bank of New York has filed with the Securities and Exchange Commission a Form T-1 to qualify the indenture for purposes of such remarketing. A copy of the Form T-1 is attached hereto as
Exhibit 25.1 and is filed with reference to and hereby incorporated by reference into the above noted Registration Statement of MetLife, Inc.

Item 7.  Exhibits.

25.1 Statement of Eligibility on Form T-1 of The Bank of New York, as Trustee under the indenture, dated April 7, 2000, between MetLife, Inc. and The Bank of New York.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               METLIFE, INC.


                               By:   /s/ Gwenn L. Carr
                                     -------------------------------------
                                     Name:  Gwenn L. Carr
                                     Title: Vice-President and Secretary




Date: February 3, 2003

                                  EXHIBIT INDEX


Exhibit
Number       Exhibit
-------      -------

25.1 Statement of Eligibility on Form T-1 of The Bank of New York, as Trustee under the indenture, dated April 7, 2000, between MetLife, Inc. and The Bank of New York.